Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 1 4th Quarter and Full Year 2013 Earnings Presentation March 10th, 2014

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 2 Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) our ability to access the credit and capital markets; (18) the possibility that we may incur additional indebtedness in the future; and (19) limitations on operating our business as a result of covenant restrictions under our indebtedness. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 3 Overview  Adjusted EBITDA of $26 million  Disappointing RPNA performance  Inventory reductions driving absorption  Higher maintenance spending  Spec Alloy improvement  Solid Extrusions volume  Significant SG&A savings  Adjusted EBITDA of $236 million  Low LME price; MWP volatility  B&C volume recovery slow to materialize  Aerospace customer inventory overhang  EU economy / Regional pricing  Successful China and Duffel projects startup  $45 million in productivity 4Q Performance 2013 Recap Challenging 4Q & 2013 Performance

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 4 2013 Volume Recap & Highlights Volume Change vs. 2012 Volume Drivers 1RPNA and B&C volumes exclude impact of competitor strike in 2012. 2RPEU volumes exclude shipments to Zhenjiang rolling mill for full year and from Voerde for seven months ended July 31, 2013. 4Q 2013 RPNA 1 (6%) (3%) Distribution 0% 2% - Improved US economy Transportation (22%) (1%) - Steady trailer builds; lower vs. strong 4Q12 volumes B&C 1 1% (4%) - Slow ramp up; cycle delay; destocking RPEU / Global Market Segments 2 5% 5% Aerospace (7%) (2%) - Customer inventory overhang Automotive 48% 12% - Premium auto builds; Aluminum penetration Heat Exchanger 6% 5% - Share gain; rebound from cycle lows Plate & Coil 6% 7% - Rebound from cycle lows Extrusions 7% 1% - Improved Automotive demand; EU rebound RSAA 2% (1%) Spec / Automotive 2% 1% - NA Auto builds Recycling 2% (4%) - Steel industry demand; shed low value business RSEU (4%) (5%) Spec / Automotive 2% (7%) - EU Auto builds Recycling (19%) (2%) - Scrap availability

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 5 Strategic Growth Project Update  AS9100 certified in 4Q13  Aerospace customer qualification targeted for 2H14 Zhenjiang Rolling Mill Duffel Wide Cold Mill Expansion  4Q13 volume growth expected to continue in 1Q14  Filling capacity for 2014 at a rapid pace

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 6 Scrap Environment Update 0.6 0.7 0.8 0.9 1.0 1.1 1.2 Dec 13 Dec 12 Dec 11 9 Yr Avg Spread Spread Indexed to 9 Yr Avg $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.70 $0.80 $0.90 $1.00 $1.10 Dec 13 Dec 12 Dec 11 MLC Diff. to P1020 Ptd. Siding Diff. to P1020 P1020 (right axis) NA Spec Alloy Metal Spreads RPNA Scrap Spreads  Spreads trended positively in 2H 2013  Approached 9 year average in 4Q13  “China Green Fence” favorable impact  Scrap processing equip increasing flexibility  Low LME limiting scrap spreads  Increased competition for scrap  Regional premium very volatile

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 7 Adjusted EBITDA Bridges 4Q13 vs. 4Q12 0 10 20 30 40 50 4Q13 26 Currency / Other 1 Absorption 10 Productivity 8 Inflation 7 Margin / Scrap Spreads 3 Price 4 Volume / Mix 2 4Q12 45 2013 vs. 2012 50 100 150 00 250 3 0 2013 236 Currency / Other 4 Absorption 10 Productivity 45 Inflation 38 Margin / Scrap Spreads 27 Price 22 Volume / Mix 10 2012 294 ($M) ($M)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 8 RPNA Volume (kT) Adjusted EBITDA 4Q13 Performance 4Q Adjusted EBITDA Bridge ($M) 2013 372 2012 396 2011 371 2010 371 4Q13 85 4Q12 90 0 5 10 15 20 25 3 Volume / Mix 7 4Q12 23 10 Absorption 4Q13 2 Inflation / Other 2 Productivity 4 Margin / Scrap Spreads 3 Price 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% 2013 76 2012 111 2011 105 2010 88 4Q13 2 4Q12 23 Adj. EBITDA / ton 255 21 238 283 281 205 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Significant inventory reduction led to one-time absorption impact  Lower Transportation volumes; weaker mix  Price pressure  Lower LME; tighter scrap spreads  Solid net productivity gains

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 9 RPEU Volume (kT)1 Adjusted EBITDA 4Q13 Performance 4Q Adjusted EBITDA Bridge ($M) 2013 314 2012 298 2011 314 2010 304 4Q13 80 4Q12 76 10 15 20 4Q13 14 Productivity 2 Inflation 4 Volume 3 4Q12 17 0 50 100 150 200 10% 15% 20% 25% 30% 2013 115 2012 137 2011 152 2010 104 4Q13 14 4Q12 17 Adj. EBITDA / ton1 231 176 343 482 459 368 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Strong volume growth in Automotive  Aerospace impacted by customer destocking  Higher employee and energy cost inflation  Maintenance impacted net productivity 1Excludes shipments to Zhenjiang rolling mill for full year and from Voerde for seven months ended July 31, 2013.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 10 Extrusions Volume (kT) Adjusted EBITDA 2013 Performance Full Year Adj EBITDA Bridge ($M) 0 2 4 6 8 10 12 14 2013 11 Productivity 5 Inflation 4 Price 4 2012 14 0 2 4 6 8 10 12 14 0% 2% 4% 6% 8% 10% 2010 11 2013 11 2012 14 2011 8 Adj. EBITDA / ton 159 104 202 159 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  EU economy / Competitive pricing pressure  Productivity taking hold  Volume growth in automotive projects  Gaining momentum & well positioned for recovery 68 2013 2010 76 2012 69 2011 72 4Q13 16 4Q12 15

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 11 RSAA Volume (kT)1 Adjusted EBITDA1 4Q13 Performance 4Q Adjusted EBITDA Bridge ($M) 2013 857 2012 868 2011 895 2010 792 4Q13 209 4Q12 206 6 8 10 12 14 16 4Q13 15 Productivity 1 Inflation 1 Volume / Mix 2 4Q12 13 0 20 40 60 80 100 0% 5% 10% 15% 20% 25% 2012 54 2011 81 2010 65 4Q13 15 4Q12 13 2013 54 Adj. EBITDA / ton 64 71 83 90 62 63 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  2H performance much improved vs prior year  Higher automotive volumes  Improved Spec Alloy spreads in 2H13  Recycling margins impacted by low LME price  Scrap processing CapEx delivering solid productivity 1Volume, Adjusted EBITDA, and Adjusted EBITDA / ton exclude Brazil

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 12 RSEU Volume (kT) Adjusted EBITDA 4Q13 Performance 4Q Adjusted EBITDA Bridge ($M) 2013 364 2012 385 2011 387 2010 372 4Q13 86 4Q12 89 0 2 4 6 4Q13 4 Productivity 3 Volume / Mix 1 4Q12 2 0 5 10 15 20 25 30 35 0% 5% 10% 15% 20% 2013 14 2012 19 2011 35 2010 32 4Q13 4 4Q12 2 Adj. EBITDA / ton 23 49 85 91 50 39 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Tight scrap availability impacted Recycling volume and margins  Solid net productivity gains  Improved Spec Alloy spreads in 2H13

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 13 Cash Flow & LTM Working Capital Progression Net Cash Flow LTM Total Working Capital 50 52 54 56 58 60 62 64 66 11 12 13 14 15 16 17 18 2013 17.7% 65 2012 16.5% 60 2011 16.8% 61 2010 17.0% 62 2009 18.0% 66 % o f S a le s Da y s 4Q12 4Q13 2012 2013 Cash From Operating Activities $60 $49 $153 $32 Less: Capital Expenditures (105) (56) (390) (238) Less: Other Items 1 3 (21) 3 Net Cash Before Financing ($43) ($4) ($259) ($203) China Term Loan/Other 42 (4) 131 - Net Cash Flow After China Financing1 ($1) ($8) ($128) ($203) 1 Excludes Senior Notes proceeds & Dividends paid.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 14 Capital & Liquidity Overview Capital Expenditures Summary Liquidity Summary – 12/31/2013 Capital Structure $165 65 100 2011 $205 92 113 2014E 2013 $238 103 135 2012 $390 112 278 Maintenance Growth Cash $60 Availability under ABL facility 383 Liquidity $443 12/31/12 12/31/13 Cash 593$ 60$ ABL - - Notes* 1,000 1,000 China Loan Facility* 188 193 Other* 67 68 Net Debt 662$ 1,201$ Net Debt / Adj EBITDA 2.3x 5.1x Net Recourse Debt / Adj EBITDA 1.6x 4.3x *Amounts exclude applicable discounts.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 15 2014 Outlook Aluminum Content per Light Vehicle (lbs) Airplane Order Backlog (thousands) US Housing Starts (thousands) Auto Builds (millions) 06 4.6 05 3.7 2004 2.3 13 10.6 12 9.0 11 7.9 10 6.6 09 6.4 08 6.8 07 6.3 Airbus Boeing 1155 2013 927 2012 780 2011 610 2010 630 2014E 100 200 300 400 500 600 +53% 2025E 2020E 2015E 2010 2005 2000 Source: IHS Global Source: Aleris, NAHB; Census Bureau & Dept of Housing and Urban Development Source: Boeing, Airbus Source: Ducker Worldwide and The Aluminum Association Single family Multi-family Pounds per Vehicle 16.816.215.4 13.1 11.9 19.619.319.320.219.0 2014E 2013 2012 2011 2010 Europe North America

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 16  Auto body sheet volume strength expected to continue  Aerospace customer inventory overhang; long-term fundamentals should remain strong  Adverse weather in North America impacting production, logistics & demand  Midwest Premium impacting demand for North America Rolled Products  Adjusted EBITDA expected to be significantly higher sequentially; however slightly lower compared to 1Q13 1Q14 Outlook

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 17 Appendix

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 18 4Q & Full Year Adjusted EBITDA Reconciliation 2013 2012 2013 2012 Adjusted EBITDA 26.1$ 45.0$ 236.2$ 293.6$ Unrealized gains on derivative financial instruments 3.6 11.1 0.7 14.3 Impact of recording assets at fair value through fresh-start and purchase accounting - 0.2 0.1 0.9 Restructuring gains (charges) 0.6 (8.5) (10.7) (9.6) Unallocated currency exchange (losses) gains on debt (1.6) 1.1 (2.9) 0.8 Stock-based compensation expense (3.1) (3.3) (14.3) (11.4) Start-up expenses (4.9) (10.5) (35.8) (27.4) Favorable metal price lag 4.9 4.0 23.0 16.0 Other (4.0) (2.0) (8.6) (7.1) EBITDA 21.6 37.1 187.7 270.1 Interest expense, net (26.0) (18.5) (97.9) (52.4) Benefit from (provision for) income taxes 11.6 0.1 2.6 (25.4) Depreciation and amortization (36.2) (25.6) (129.5) (84.8) Net (loss) income attributable to Aleris Corporation (29.0) (6.9) (37.1) 107.5 Net income (loss) attributable to noncontrolling interest 0.2 0.3 1.0 (0.5) Net (loss) income (28.8) (6.6) (36.1) 107.0 Depreciation and amortization 36.2 25.6 129.5 84.8 (Benefit from) provision for deferred income taxes (14.8) 2.1 (13.7) 10.4 Stock-based compensation expense 3.1 3.3 14.3 11.4 Unrealized gains on derivative financial instruments (3.6) (11.1) (0.7) (14.3) Currency exchange losses (gains) on debt 1.5 (3.9) 3.9 (3.4) Amortization of debt issuance costs 1.9 1.8 7.7 6.5 Other 0.9 2.6 (2.4) 1.5 Change in operating assets and liabilities: Change in accounts receivable 84.1 118.8 16.0 21.4 Chang in inventories 47.5 (46.8) 15.7 (88.4) Change in other assets (7.5) (25.4) (20.5) (33.1) Change in accounts payable (59.6) (27.4) (31.3) 42.3 Change in accrued liabilities (11.7) 27.4 (50.5) 6.4 Net cash provided by operating activities 49.2$ 60.4$ 31.9$ 152.5$ For the three months ended For the years ended December 31, December 31, (in millions)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 19 4Q12 & 4Q13 Adjusted EBITDA Reconciliation by Segment 2013 2012 RPNA Segment income 4.2$ 26.3$ Favorable metal price lag (2.4) (3.4) Segment Adjusted EBITDA (1) 1.8$ 23.0$ RPEU Segment income 17.1$ 18.3$ Impact of recording amounts at fair value through fresh-start and purchase accounting - (0.2) Favorable metal price lag (3.1) (0.7) Segment Adjusted EBITDA (1) 14.0$ 17.4$ Extrusions Segment (loss) income (0.2)$ (0.1)$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - Favorable metal price lag 0.6 0.1 Segment Adjusted EBITDA (1) 0.4$ -$ RSAA Segment income 14.8$ 13.2$ Segment Adjusted EBITDA (2) 14.8 13.2 RSEU Segment income 4.2$ 2.0$ Segment Adjusted EBITDA (2) 4.2 2.0 (1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. (2) There was no difference between segment income and segment Adjusted EBITDA for this segment. For the three months ended December 31,

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 20 2010 – 2013 Adjusted EBITDA Reconciliation by Segment 2013 2012 2011 2010 RPNA Segment income 81.8$ 117.6$ 111.1$ 94.3$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - (2.7) Favorable metal price lag (5.6) (6.4) (6.2) (3.5) Segment Adjusted EBITDA (1) 76.2$ 111.1$ 104.9$ 88.1$ RPEU Segment income 132.1$ 144.6$ 157.6$ 95.5$ Impact of recording amounts at fair value through fresh-start and purchase accounting (0.1) (0.8) 3.8 19.6 Favorable metal price lag (16.6) (7.1) (9.9) (10.7) Segment Adjusted EBITDA 115.3$ 136.7$ 151.5$ 104.4$ Extrusions Segment (loss) income 11.7$ 16.4$ 10.9$ 8.0$ Impact of recording amounts at fair value through fresh-start and purchase accounting - (0.1) (0.3) 3.2 Unfavorable (favorable) metal price lag (0.7) (2.6) (2.7) 0.3 Segment Adjusted EBITDA (1) 11.0$ 13.8$ 7.9$ 11.5$ RSAA Segment income 54.0$ 53.6$ 80.9$ 63.5$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - 1.9 Segment Adjusted EBITDA 54.0$ 53.6$ 80.9$ 65.4$ RSEU Segment income 14.3$ 19.4$ 35.3$ 27.7$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - 3.9 Segment Adjusted EBITDA 14.3$ 19.4$ 35.3$ 31.6$ (1) Amounts may not foot as they represent the ca lculated totals based on actual amounts and not the rounded amounts presented in this table. (in millions) For the years ended December 31,